SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-12

Dreyfus BASIC U.S. Mortgage Securities Fund
Dreyfus New Jersey Municipal Bond Fund, Inc.
Dreyfus Premier Investment Funds, Inc.
Dreyfus U.S. Treasury Intermediate Term Fund
Dreyfus U.S. Treasury Long Term Fund
Dreyfus 100% U.S. Treasury Money Market Fund

______________________________________________________________________
(Name of Registrants as Specified in Charters)

______________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrants)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies: __________
(2)	Aggregate number of securities to which transaction applies:__________
(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ______________________________________

(4)	Proposed maximum aggregate value of transaction:__________________
(5)	Total fee paid: _______________________________________________
[ ]	Fee previously paid with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:____________________________
(2)	Form, schedule or registration statement no.:____________
(3)	Filing party:______________________________________
(4)	Date filed: _______________________________________

The Dreyfus Family of Funds
200 Park Avenue
New York, New York 10166

Dear Shareholder:

Your Dreyfus fund(s) and certain other funds in the Dreyfus Family of Funds will hold a special joint meeting of shareholders on May 31, 2011.  Shareholders of each of these funds will be asked to elect an additional Board member of their fund and elect two Board members who have been appointed by their fund's Board and serve as current Board members of the fund, but whose election has not been proposed to shareholders until now.  The enclosed proxy statement describes the nominees' qualifications and each of their respective current roles overseeing funds in the Dreyfus Family of Funds.  Please take the time to read the enclosed materials.

Because the proposal to elect Board members is common to these funds, we have combined the proxy statement.  If you own shares of more than one of these Dreyfus funds, the combined proxy statement may save you the time of reading more than one document before you vote.  If you own shares of more than one of these funds on the record date for the meeting, please note that each fund has a separate proxy card.  You should vote one for each fund in which you own shares.

Remember, your vote is extremely important, no matter how large or small your fund holdings.  By voting promptly, you can help avoid additional costs that are incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card for each fund in which you own shares and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card(s) available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card(s) available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card(s).  If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person at the meeting.  Whichever voting method you choose, please take the time to read the full text of the proxy statement before you vote.

Your vote is very important to us.  If you have any questions before you vote, please call one of the Dreyfus service representatives at 1-800-645-6561.  Thank you for your response and for your continued investment with the Dreyfus Family of Funds.

Sincerely,

Bradley J. Skapyak
President
The Dreyfus Family of Funds

Dreyfus BASIC U.S. Mortgage Securities Fund
Dreyfus New Jersey Municipal Bond Fund, Inc.
Dreyfus Premier Investment Funds, Inc.*
Dreyfus U.S. Treasury Intermediate Term Fund
Dreyfus U.S. Treasury Long Term Fund
Dreyfus 100% U.S. Treasury Money Market Fund
______________________________________________

Notice of Special Joint Meeting of Shareholders
To Be Held on May 31, 2011
______________________________________________

To the Shareholders:

A Special Joint Meeting of Shareholders of each of the Dreyfus Funds listed above (each, a "Fund" and collectively, the "Funds") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, on Tuesday, May 31, 2011 at 10:30 a.m., for the following purposes:

1.           To elect Board members to hold office until their successors are duly elected and qualified.

2.           To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

Shareholders of record at the close of business on March 17, 2011 will be entitled to receive notice of and to vote at the meeting.

By Order of the Boards,

Michael A. Rosenberg
Secretary

New York, New York
March 28, 2011

______________________
*
Dreyfus Premier Investment Funds, Inc. is a "series" investment company comprised of separate portfolios.  For a list of the Fund's series, see Schedule 1 to the proxy statement.  Shareholders of each series of the Fund will vote as a single class on the proposal to elect Board members for the Fund.

WE NEED YOUR PROXY VOTE.
A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL.  BY LAW, THE MEETING OF SHAREHOLDERS OF A FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED.  IN THAT EVENT, THE AFFECTED FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM.  CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD(S) OR OTHERWISE VOTE PROMPTLY.  YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Dreyfus BASIC U.S. Mortgage Securities Fund
Dreyfus New Jersey Municipal Bond Fund, Inc.
Dreyfus Premier Investment Funds, Inc.*
Dreyfus U.S. Treasury Intermediate Term Fund
Dreyfus U.S. Treasury Long Term Fund
Dreyfus 100% U.S. Treasury Money Market Fund

COMBINED PROXY STATEMENT

Special Joint Meeting of Shareholders
to be held on May 31, 2011

This proxy statement is furnished in connection with a solicitation of proxies by each of the respective Boards of Dreyfus BASIC U.S. Mortgage Securities Fund ("DBUSMSF"), Dreyfus New Jersey Municipal Bond Fund, Inc. ("DNJMBF"), Dreyfus Premier Investment Funds, Inc. ("DPIF"), Dreyfus U.S. Treasury Intermediate Term Fund ("DUSTITF"), Dreyfus U.S. Treasury Long Term Fund ("DUSTLTF") and Dreyfus 100% U.S. Treasury Money Market Fund ("DUSTMMF") (each, a "Fund" and, collectively, the "Funds") to be used at the Special Joint Meeting of Shareholders (the "Meeting") of each Fund to be held on Tuesday, May 31, 2011 at 10:30 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 8th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Joint Meeting of Shareholders.  Shareholders of record at the close of business on March 17, 2011 are entitled to receive notice of and to vote at the Meeting.  Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.  Shareholders can vote only on matters affecting the Fund(s) of which they are shareholders.  Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon.  If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy, by calling the toll-free telephone number, through the Internet or by letter directed to the relevant Fund, which must indicate the shareholder's name and account number.  To be effective, such revocation must be received before the Meeting.  In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

Shareholders of each Fund will vote as a single class (which includes all series of a Fund) and will vote separately from the shareholders of each other Fund on the election of Board members.  It is essential that shareholders who own shares in more than one Fund complete, date, sign and return each proxy card they receive.

Information as to the number of shares outstanding and share ownership for each Fund is set forth on Schedule 1 to this proxy statement.

______________________
*
Dreyfus Premier Investment Funds, Inc. is a "series" investment company comprised of separate portfolios.  For a list of the Fund's series, see Schedule 1 to the proxy statement.  Shareholders of each series of the Fund will vote as a single class on the proposal to elect Board members for the Fund.

The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166.  Copies of each Fund's most recent Annual and Semi-Annual Reports are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll-free 1-800-645-6561.

IMPORTANT NOTICE REGARDING INTERNET
AVAILABILITY OF PROXY MATERIALS

THIS PROXY STATEMENT AND COPIES OF EACH FUND'S MOST RECENT
ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE AT
HTTP://WWW.DREYFUS.COM/PROXYINFO.HTM.

PROPOSAL:  ELECTION OF BOARD MEMBERS

It is proposed that shareholders of each Fund consider the election of Joseph S. DiMartino, Philip L. Toia and Robin A. Melvin as additional Board members of their Fund.  Ms. Melvin and Messrs. DiMartino and Toia (the "Nominees") were selected and nominated by those members of the present Boards of the Funds who are not "interested persons" of the Funds ("Independent Board members"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act").  Messrs. DiMartino and Toia currently serve as Board members of all of the Funds, as well as other funds in the Dreyfus Family of Funds; they were elected by the Board members of the Funds, but their election has not been proposed to shareholders of the Funds, until now.  Mr. DiMartino currently serves as Chairman of the Board of each Fund and of the other funds in the Dreyfus Family of Funds.  Ms. Melvin currently serves as a Board member of other funds in the Dreyfus Family of Funds.  Each Nominee has consented to being named in this proxy statement and has agreed to serve as a Board member of the Funds if elected.  Biographical information about each Nominee is set forth below.  Biographical information about each Fund's current Board members who are not Nominees, information on each Nominee's and current Board member's ownership of shares of the Funds, and other relevant information is set forth on Exhibit A to this proxy statement.

The persons named as proxies on the enclosed proxy card(s) will vote for the election of the Nominees unless authority to vote for any or all of the Nominees is withheld in the proxy.  Each Nominee elected will serve as an Independent Board member of the relevant Fund and until his or her successor is duly elected and qualified.  It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the Meeting, the proxy holders will vote for such other nominee or nominees as the Funds' Independent Board members may recommend.  Independent board members of investment companies play a critical role in overseeing fund operations and policing potential conflicts of interest between the fund and its investment adviser and other service providers.

The following tables present information about the Nominees, including their principal occupations, other board memberships for the past five years and, for Messrs. DiMartino and Toia, when they first became a Board member of a Fund.  The address of each Nominee is c/o The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166.

Name of Nominee (Age) Position with Funds (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Joseph S. DiMartino (67) Chairman of the Board and Nominee DBUSMSF (1995) DNJMBF (1995) DPIF (1995) DUSTITF (1995) DUSTLTF (1995) DUSTMMF (1995)	Corporate Director and Trustee
Board member of 76 funds (175 portfolios) in The Dreyfus Family of Funds

CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 - present)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000 - 2010)

Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses Director (2005 - 2009)

Philip L. Toia (77) Board Member and Nominee DBUSMSF (1997) DNJMBF (1997) DPIF (1997) DUSTITF (1997) DUSTLTF (1997) DUSTMMF (1997)	Private Investor	Board member of 14 funds (26 portfolios) in The Dreyfus Family of Funds

Robin A. Melvin (46) Nominee
Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995 – present)

Senior Vice President, Mentor, a national non-profit youth mentoring organization (1992 – 2005)
Board member of 24 funds (41 portfolios) in The Dreyfus Family of Funds

Each Fund typically pays its Board members its allocated portion of an annual retainer and a fee per meeting attended for the Funds and reimburses them for their expenses.  Each Fund also pays its Emeritus Board members its allocated portion of an annual retainer and a fee per meeting attended for the Funds.  For information on the amount of compensation paid to each current Board member by a Fund for the Fund's last fiscal year, and paid by all funds in the Dreyfus Family of Funds for which such person was a Board member for the year ended December 31, 2010, see Exhibit A to this proxy statement.

The current Board members of each Fund are responsible for overseeing management of the Funds.  For more information on the Board's oversight role as well as its composition and leadership structure, see Exhibit A to this proxy statement.

Each Fund has a standing audit, nominating and compensation committee, each of which is comprised of the Fund's Independent Board members.  For information on the number of committee meetings held during each Fund's last fiscal year, see Exhibit A to this proxy statement.

The function of each Fund's audit committee is to (i) oversee the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements and (ii) assist in the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance.  A copy of the form of the Funds' audit committee charter is not available on the Funds' or Dreyfus' website, but is set forth in Exhibit B to this proxy statement.

Each Fund's nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders.  In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter, including character and integrity, business and professional experience.  The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter.  A copy of the form of the Funds' nominating committee charter is not available on the Funds' or Dreyfus' website, but is set forth in Exhibit C to this proxy statement.

The function of the compensation committee is to establish the appropriate compensation for serving on the Board.  Each Fund also has a standing pricing/evaluation committee comprised of any one Board member.  The function of the pricing/evaluation committee is to assist in valuing the Fund's investments.

Required Vote

For each Fund, the election of a Nominee requires the affirmative vote of a plurality of votes cast at the Meeting for the election of Board members of the Fund.

ADDITIONAL INFORMATION

Selection of Independent Registered Public Accounting Firm

The 1940 Act requires that each Fund's independent registered public accounting firm be selected by a majority of the Independent Board members of the Fund.  One of the purposes of each Fund's audit committee is to recommend to the Fund's Board the selection, retention or termination of the independent registered public accounting firm for the Fund.  Each Fund's audit committee recommended, and each Fund's Board, including a majority of its Independent Board members, approved, the selection of Ernst & Young LLP ("Ernst & Young"), as the independent registered public accounting firm for the Fund's current fiscal year.  Representatives of Ernst & Young are expected to be present at the Meeting and will have an opportunity to make a statement (if the representatives so desire) and to respond to appropriate questions.  After reviewing the relevant Fund's audited financial statements for the Fund's most recently completed fiscal year, each Fund's audit committee recommended to the Fund's Board that such statements be included in the Fund's Annual Report to Shareholders.

Information regarding the audit and related fees that Ernst & Young charged the Funds is set forth in Exhibit A to this proxy statement.

Investment Adviser, Distributor and Transfer Agent

The investment adviser for each Fund is Dreyfus, 200 Park Avenue, New York, New York 10166.  Founded in 1947, Dreyfus manages approximately $298 billion in 194 mutual fund portfolios.  Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY Mellon"), a global financial services company focused on helping clients move and manage their financial assets, operating in 36 countries and serving more than 100 markets.  BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.  BNY Mellon has more than $24.4 trillion in assets under custody and administration and $1.14 trillion in assets under management, and it services more than $12.0 trillion in outstanding debt.  Additional information is available at www.bnymellon.com.

MBSC Securities Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus with principal offices at 200 Park Avenue, New York, New York 10166, serves as each Fund's distributor.

Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus with principal offices at 200 Park Avenue, New York, New York 10166, serves as each Fund's transfer and dividend disbursing agent.

Voting Information

Each Fund will bear its pro rata share of the cost of soliciting proxies based on the net assets of the Fund.  In addition to the use of the mails, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.  The Funds may retain proxy solicitors to assist in the solicitation of proxies primarily by contacting shareholders by telephone, which is expected to cost approximately $17,000, plus any out of pocket expenses, such cost to be borne pro rata among the Funds based on their net assets.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity.  In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Fund's proxy statement and proxy card in the mail.  Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation.  Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted "FOR" the proposal.  Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy, by calling the toll-free telephone number or through the Internet, or by attending the Meeting and voting in person.

If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have a discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  Abstentions will not constitute a vote in favor of the proposal.

With respect to Dreyfus-sponsored individual retirement accounts ("IRAs"), the Individual Retirement Custodial Account Agreement governing the IRAs requires The Bank of New York Mellon ("BNYM"), as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder's instructions.  However, if no voting instructions are received, BNYM may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other Dreyfus IRA shareholders.  Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNYM will vote the IRA shares in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other Dreyfus IRA shareholders.

If a quorum is not present at the Meeting for a Fund, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that Fund to permit further solicitation of proxies.  Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy.  With respect to DNJMBF and DPIF, 33-1/3% of the Fund's shares entitled to vote constitute a quorum for the transaction of business at the Meeting.  With respect to each of DBUSMSF, DUSTITF, DUSTLTF and DUSTMMF, 30% of the Fund's shares entitled to vote constitute a quorum for the transaction of business at the Meeting.

OTHER MATTERS

No Fund's Board is aware of any other matters which may come before the Meeting.  However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

Please advise the appropriate Fund, in care of Dreyfus Transfer, Inc., P.O. Box 9263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of this proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated:  March 28, 2011

SCHEDULE 1

Part I

SERIES INVESTMENT COMPANIES

The following is a list of those Funds that are series funds and identifies each such Fund's series.

Dreyfus Premier Investment Funds, Inc.
  -- Dreyfus Diversified Global Fund ("DDGF")
  -- Dreyfus Diversified International Fund ("DDIF")
  -- Dreyfus Diversified Large Cap Fund ("DDLCF")
  -- Dreyfus Emerging Asia Fund ("DEAF")
  -- Dreyfus Global Real Estate Securities Fund ("DGRESF")
  -- Dreyfus Greater China Fund ("DGCF")
  -- Dreyfus Large Cap Equity Fund ("DLCEF")
  -- Dreyfus Large Cap Growth Fund ("DLCGF")
  -- Dreyfus Large Cap Value Fund ("DLCVF")
  -- Dreyfus Satellite Alpha Fund ("DSAF")

SCHEDULE 1

Part 2

PERTAINING TO SHARE OWNERSHIP

Set forth below for each Fund is information as to the number of shares of the Fund outstanding and those shareholders known by the Fund, if any, to own beneficially 5% or more of the Fund's outstanding voting securities (including series thereof) as of February 28, 2011.

Name of Fund and Number of Shares Outstanding	Name and Address of Shareholder	Amount of Shares Held	Percentage of Shares Held
DBUSMSF 4,773,071.518
	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	392,626.027	8.23%

DNJMBF--(Class A) 34,872,545.484	N/A

DNJMBF--(Class B) 28,804.649	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	12,389.266	43.01%

	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	8,060.888	27.99%

	Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	2,549.059	8.85%

	Charles J. Maine & Elizabeth J. Maine Monroe TWP, NJ 08831	2,091.944	7.26%

	James P. Smith & Patricia A. Smith Sussex, NJ 07461-4338	1,533.359	5.32%

	Eileen Steinvurzel Woodcliff Lake, NJ 07677-8196	1,475.759	5.12%

DNJMBF--(Class C) 673,070.947	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	231,254.456	34.35%

	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	182,315.296	27.08%

	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	51,521.735	7.65%

	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	40,277.186	5.98%

	Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	34,243.946	5.09%

DNJMBF--(Class I ) 172,308.673	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	97,592.916	56.61%

	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	73,904.362	42.87%

DNJMBF--(Class Z) 10,718,152.752	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	564,246.300	5.26%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	557,990.473	5.21%

DPIF: DDGF--(Class A) 25,599.548	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Dr. Suite 102 Newark, DE 19711	8,051.941	31.45%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	2,514.050	9.82%

	American Enterprise Investment SVC P.O. Box 9446 Minneapolis, MN 55440-9446	1,696.032	6.63%

	The Bank of New York Mellon Cust IRA FBO Belur K. Balaram Westmont, IL 60559-5515	1,603.968	6.27%

	Ralph E. Luca & Mary Madeline Luca Mamaroneck, NY 10543-1235	1,456.541	5.69%

	The Bank of New York Mellon Cust Roth Combination IRA FBO James C. Adams Savannah, TN 38372-7067	1,390.791	5.43%

DPIF: DDGF--(Class C) 4,026.181	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Dr. Suite 102 Newark, DE 19711	4,026.181	100.00%

DPIF: DDGF--(Class I) 4,026.040	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Dr. Suite 102 Newark, DE 19711	4,026.040	100.00%

DPIF: DDIF--(Class A) 869,152.291	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	565,943.842	65.11%

	UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	82,439.485	9.48%

	American Enterprise Investment SVC P.O. Box 9446 Minneapolis, MN 55440-9446	45,175.758	5.20%

DPIF: DDIF--(Class C) 8,027.875	American Enterprise Investment SVC P.O. Box 9446 Minneapolis, MN 55440-9446	3,261.883	40.63%

	Lawrence A. Froehlich & George F. Froehlich Froehlich Foundation South Park, PA 15129-8893	2,081.037	25.92%

	UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	910.068	11.34%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	593.628	7.39%

DPIF: DDIF--(Class I) 41,362,994.760	SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	41,146,203.057	99.37%

DPIF: DDLCF--(Class A) 11,802.683	American Enterprise Investment SVC P.O. Box 9446 Minneapolis, MN 55440-9446	4,172.548	35.35%

	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Dr. Suite 102 Newark, DE 19711	4,000.000	33.89%

	Judith Henkels Colleyville, TX 76034-2908	1,066.327	9.03%

	The Bank of New York Mellon Cust FBO Steven J. Monroe Chicago, IL 60654-8524	715.451	6.06%

DPIF: DDLCF--(Class C) 2,438.315	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Dr. Suite 102 Newark, DE 19711	2,000.000	82.02%

	The Bank of New York Mellon Cust FBO John Busa Billerica, MA 01821-6136	259.104	10.63%

	Nicholas Terrono Massapequa, NY 11758-4138	179.211	7.35%

DPIF: DDLCF--(Class I) 184,825.866	SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	181,827.267	98.38%

DPIF: DEAF--(Class A) 5,667,380.675	American Enterprise Investment SVC P.O. Box 9446 Minneapolis, MN 55440-9446	1,555,815.735	27.38%

	Citigroup Global Markets, Inc 333 W. 34th Street New York, NY 10001-2402	561,940.985	9.89%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	530,619.368	9.34%

	UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	475,152.715	8.36%

	LPL Financial San Diego, CA 92121-1968	394,163.152	6.94%

	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	359,462.421	6.33%

DPIF: DEAF--(Class C) 2,260,535.078	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	937,275.800	41.65%

	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	251,681.931	11.18%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	198,813.292	8.84%

	Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	158,603.324	7.05%

	American Enterprise Investment SVC P.O. Box 9446 Minneapolis, MN 55440-9446	142,932.770	6.35%

	UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	113,362.803	5.04%

DPIF: DEAF--(Class I) 2,377,472.591	Dreyfus Diversified International Fund 200 Park Avenue New York, NY 10166-0090	869,440.505	36.54%

	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	529,012.509	22.23%

	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	409,861.458	17.23%

	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	193,833.972	8.15%

DPIF: DGRESF--(Class A) 230,834.789	Ira Glener Tod Woodside, NY 11377-6817	45,485.563	19.66%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	37,563.783	16.24%

	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	29,509.95	12.76%

	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	25,135.242	10.87%

	American Enterprise Investment SVC P.O. Box 9446 Minneapolis, MN 55440-9446	16,812.690	7.27%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	15,895.315	6.87%

DPIF: DGRESF--(Class C) 31,823.454	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	12,474.620	39.20%

	American Enterprise Investment SVC P.O. Box 9446 Minneapolis, MN 55440-9446	6,298.363	19.79%

DPIF: DGRESF--(Class I) 22,619,965.386	SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	17,227,282.457	75.90%

	Mac & Co. 525 William Penn Place P.O. Box 3198 Pittsburgh, PA 15230-3198	1,439,810.849	6.34%

	BNY Capital Corporation One Wall Street New York, NY 10005-2500	1,149,558.115	5.07%

DPIF: DGCF--(Class A) 11,179,543.216	American Enterprise Investment SVC P.O. Box 9446 Minneapolis, MN 55440-9446	1,552,026.219	13.94%

	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	1,212,479.524	10.89%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	988,845.255	8.88%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	911,743.8830	8.19%

	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	867,097.917	7.79%

	Citigroup Global Markets, Inc 333 W. 34th Street New York, NY 10001-2402	865,467.662	7.77%

	UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	841,140.031	7.55%

	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	638,916.135	5.74%

DPIF: DGCF--(Class B) 202,394.739	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	35,318.820	17.45%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	34,274.890	16.93%

	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	19,984.146	9.87%

	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	17,838.916	8.81%

	American Enterprise Investment SVC P.O. Box 9446 Minneapolis, MN 55440-9446	14,449.783	7.16%

	Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	14,295.444	7.06%

DPIF: DGCF--(Class C) 5,953,394.832	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	2,009,548.612	33.77%

	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	652,158.487	10.96%

	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	574,617.897	9.66%

	Citigroup Global Markets, Inc 333 W. 34th Street New York, NY 10001-2402	556,656.992	9.36%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	340,575.754	5.72%

DPIF: DGCF--(Class I) 3,319,269.752	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	1,484,859.507	44.74%

	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	663,600.928	19.99%

	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	306,797.451	9.24%

DPIF: DLCEF--(Class A) 57,086.519	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	27,746.551	48.60%

	American Enterprise Investment SVC P.O. Box 9446 Minneapolis, MN 55440-9446	11,726.154	20.54%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9,667.339	16.93%

DPIF: DLCEF--(Class C) 6,959.973	American Enterprise Investment SVC P.O. Box 9446 Minneapolis, MN 55440-9446	4,231.426	60.80%

	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	1,823.570	26.20%

	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Dr. Suite 102 Newark, DE 19711	904.977	13.00%

DPIF: DLCEF--(Class I) 17,742,258.737	SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	15,791,332.776	89.00%

DPIF: DLCGF--(Class A) 96,556.436	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	21,986.047	21.97%

	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	16,185.953	16.18%

	American Enterprise Investment SVC P.O. Box 9446 Minneapolis, MN 55440-9446	12,280.788	12.27%

	Barbara Alexander Buck Riverview, FL 33578-3047	10,322.052	10.32%

	Abebech Girma Silver Springs, MD 20902-339	7,071.005	7.06%

	The Bank of New York Mellon Cust FBO Michael Najdowski Santa Fe, NM 87501	5,673.989	5.67%

	The Bank of New York Mellon Cust Kwan M. Hao Bayside, NY 11360-2325	5,582.424	5.58%

DPIF: DLCGF--(Class C) 11,082.672	American Enterprise Investment SVC P.O. Box 9446 Minneapolis, MN 55440-9446	4,886.951	44.10%

	Merrill Lynch 4800 Deer Lake Drive East 2nd Floor Jacksonville, FL 32246-6484	3,075.247	27.75%

	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Dr. Suite 102 Newark, DE 19711	1,557.632	14.05%

	Joel S. Rappaport Rockville, MD 20851-1513	826.833	7.46%

	Edward D. Jones & Co. FBO Stuart Graw Santa Fe, NM	736.009	6.644%

DPIF: DLCGF--(Class I) 7,860,221.024	SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	6,810,518.743	86.63%

DPIF: DLCVF--(Class A) 89,188.670	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	32,847.378	36.83%

	Hugh W. O'Donnell Family Trust Fresno, TX 77545-0390	11,258.508	12.62%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6,745.784	7.56%

	Clearview Roth IRA C/F Joanne B Wise Charleston, SC 29407-4226	6,324.648	7.09%

	American Enterprise Investment SVC P.O. Box 9446 Minneapolis, MN 55440-9446	6,044.186	6.78%

DPIF: DLCVF--(Class C) 5,757.332	American Enterprise Investment SVC P.O. Box 9446 Minneapolis, MN 55440-9446	2,260.605	39.26%

	First Quality, Inc. FBO Richard Poser San Diego, CA 92129-4165	1,376.147	23.90%

	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Dr. Suite 102 Newark, DE 19711	1,133.787	19.69%

	Jack Halpern West Hills, CA 91304-5345	890.578	15.47%

DPIF: DLCGF--(Class I) 9,413,617.429	SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	9,042,436.595	96.06%

DPIF: DSAF--(Class A) 29,933.060	American Enterprise Investment SVC P.O. Box 9446 Minneapolis, MN 55440-9446	11,022.619	36.82%

	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Dr. Suite 102 Newark, DE 19711	8,002.249	26.73%

	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5,289.961	17.67%

	Southwest Securities, Inc FBO Vita M. Brennan	4,752.898	15.88%

DPIF: DSAF--(Class C) 7,492.766	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Dr. Suite 102 Newark, DE 19711	4,000.846	53.37%

	American Enterprise Investment SVC P.O. Box 9446 Minneapolis, MN 55440-9446	2,346.263	31.31%

	Frederick R. Semon & Edwin J. Semon Clarendon Hills, IL 60514-1473	1,093.537	14.59%

DPIF: DSAF--(Class I) 5,358.468	BNY Mellon Corporation MBC Investments Corporation 100 White Clay Center Dr. Suite 102 Newark, DE 19711	4,003.090	74.71%

	LPL Financial 9785 Towne Center Drive San Diego, CA 92121-1968	1,355.377	25.29%

DUSTITF 8,196,773.121
	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	654,375.928	7.98%

	UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	442,726.843	5.40%

DUSTLTF 3,736,290.484
	ING Trustee: Reliance Trust Company 400 Atrium Drive Somerset, NJ 08873-4162	209,177.205	5.62%

DUSTMMF 996,058,203.175
	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	109,446,711.240	10.99%

	Ayasli Children LLC FBO Orhan Nashua, NH 03062-2273	58,534,041.140	5.88%

EXHIBIT A

Part I

Part I sets forth, as to each Fund, information regarding the Board's oversight role in management, its composition and its leadership structure, as well as information regarding the current Board members and Nominees.  Part I also sets forth information regarding the independent registered public accounting firm fees for the Funds as indicated.

Boards of the Funds

Board's Oversight Role in Management.  Each Board's role in management of the Funds is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily Dreyfus (also referred to as the "Manager") and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, each Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager's Chief Investment Officer (or a senior representative of his office), the Fund's and the Manager's Chief Compliance Officer and portfolio management personnel.  Each Board's audit committee (which consists of all Board members) meets during its scheduled meetings, and between meetings the audit committee chair maintains contact, with the Fund's independent registered public accounting firm and the Fund's Chief Financial Officer.  Each Board also receives periodic presentations from senior personnel of the Manager or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending.  Each Board also receives reports from counsel to the Manager and the Board's own independent legal counsel regarding regulatory compliance and governance matters.  Each Board has adopted policies and procedures designed to address certain risks to the Fund.  In addition, the Manager and other service providers to each Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund.  Different processes, procedures and controls are employed with respect to different types of risks.  However, it is not possible to eliminate all of the risks applicable to the Funds, and the Boards' risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure.  The 1940 Act requires that at least 40% of each Fund's Board members be Independent Board members.  To rely on certain exemptive rules under the 1940 Act, a majority of a Fund's Board members must be Independent Board members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board members.  Currently, all of each Fund's Board members, including the Chairman of the Board, are Independent Board members.  Each Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Manager, is appropriate in light of the services that the Manager and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

Information About Each Board Member's Experience, Qualifications, Attributes or Skills.  Board members of each Fund, together with information as to their positions with the Funds, principal occupations and other board memberships for the past five years, are shown below.

Name of Board Member(Age) Position with Funds (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Joseph S. DiMartino (67) Chairman of the Board DBUSMSF (1995) DNJMBF (1995) DPIF (1995) DUSTITF (1995) DUSTLTF (1995) DUSTMMF (1995)	Corporate Director and Trustee
CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 - present)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000 - 2010)

Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses Director (2005 - 2009)

Gordon J. Davis (69) Board Member DBUSMSF (1993) DNJMBF (1993) DPIF (1993) DUSTITF (1993) DUSTLTF (1993) DUSTMMF (1993)	Partner in the law firm of Dewey & LeBoeuf, LLP	Consolidated Edison, Inc., a utility company, Director (1997 - present) The Phoenix Companies, Inc., a life insurance company, Director (2000 - present)

David P. Feldman (71) Board Member DBUSMSF (1991) DNJMBF (1991) DPIF (1991) DUSTITF (1991) DUSTLTF (1991) DUSTMMF (1991)	Corporate Director and Trustee	BBH Mutual Funds Group (4 registered mutual funds), Director (1992 - present) QMed, Inc., a healthcare company, Director (1999 - 2007)

Lynn Martin (71) Board Member DBUSMSF (1994) DNJMBF (1994) DPIF (1994) DUSTITF (1994) DUSTLTF (1994) DUSTMMF (1994)
President of The Martin Hall Group LLC, a human resources consulting firm, from January 2005 - present

Advisor to the international accounting firm of Deloitte & Touche, LLP and Chair to its Council for the Advancement of Women from March 1993 - September 2005

AT&T Inc., a telecommunications company, Director (1999 - present)

Ryder System, Inc., a supply chain and transportation management company, Director (1993 - present)

The Procter & Gamble Co., a consumer products company, Director (1994 - present)

Constellation Energy Group, Inc., Director (2003 - present)

Philip L. Toia (77) Board Member DBUSMSF (1997) DNJMBF (1997) DPIF (1997) DUSTITF (1997) DUSTLTF (1997) DUSTMMF (1997)	Private Investor	N/A

Each Board member has been a Board member of Dreyfus mutual funds for over ten years.  Additional information about each Board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Board member possesses which a Board believes has prepared them to be effective Board members.

●
Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a Director.  He ceased being an employee or Director of Dreyfus by the end of 1994.  From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.  From 1986 to 2010, Mr. DiMartino served as a Director of The Muscular Dystrophy Association.

●
Gordon J. Davis – Mr. Davis is a partner in the law firm of Dewey & LeBoeuf LLP, where his practice involves complex real estate, land use development and related environmental matters.  Before joining the firm, Mr. Davis served as a Commissioner and member of the New York City Planning Commission, and as Commissioner of Parks and Recreation for the City of New York.  Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City.  He has also served as President of Lincoln Center.  Mr. Davis also served on the board of  Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).

●
David P. Feldman – Mr. Feldman is the former Chairman and Chief Executive Officer of AT&T Investment Management Corp., from which he retired in 1997, where he was responsible for $70 billion in pension assets.  Mr. Feldman has served as Chairman of the Financial Executives Institute's Committee on Investment of Employee Benefits Assets.  Mr. Feldman currently serves as a member of the Pension Managers Advisory Committee of the New York Stock Exchange Inc.

●
Lynn Martin – Ms. Martin served in the U.S. House of Representatives from 1981 to 1991, the Illinois Senate from 1979 to 1980, and the Illinois House of Representatives from 1977 to 1979.  Ms. Martin also served as Co-Chairperson of then-Vice President George H.W. Bush's 1988 presidential campaign, and from 1991 to 1993 served as U.S. Secretary of Labor under President Bush.  After her tenure in politics, Ms. Martin was a professor at the Kellogg School of Management, Northwestern University, and also a fellow at Harvard University's Kennedy School of Government.  She also has served as an Advisor of Deloitte & Touche LLP and as Chair of its Council for the Advancement of Women.  Ms. Martin serves on the Chicago Council on Global Affairs, Coca-Cola International Advisory Council and Deutsche Bank Advisory Council.

●
Philip L. Toia – From 1984 through 1997, Mr. Toia served in various roles as an employee of Dreyfus.  During this time he directed the organization of the fixed-income research group, investor relations, organized the bank wholesaling group, and served as a director and officer of subsidiaries of Dreyfus.  Upon the acquisition of Dreyfus by a predecessor of BNY Mellon, Mr. Toia took on additional duties as Vice Chairman for Administration and Operations, including being responsible for fund accounting, fund legal, information systems and human resources.  He also served as a member of the Board.  He ceased all roles at Dreyfus by 1997.  Before Dreyfus, Mr. Toia served as Group Executive for Public Finance at Chase Manhattan Bank, managing its investment banking group and its tax-exempt underwriting, trading and sales departments.  He also served on Board of Directors of Chase Manhattan Bank, Delaware.  In addition, from 1975 through 1977, Mr. Toia served as Deputy Mayor for Finance for the City of New York.

Each Board believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of board effectiveness.  However, each Board believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with the Fund's management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for each Board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the Board members are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Manager, and also may benefit from information provided by the Manager's counsel; counsel to the Funds and to the Boards have significant experience advising funds and fund board members.  Each Board and its committees have the ability to engage other experts as appropriate.  Each Board evaluates its performance on an annual basis.

PERTAINING TO THE BOARD OF EACH FUND

The table below indicates the dollar range of each current Board member and Nominee's ownership of shares of each Fund (including series thereof) and the aggregate dollar range of shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2010.

Name of Board Member or Nominee	Dollar Range of Shares Held in Fund

	DBUSMSF	DNJMBF	DPIF	DUSTITF

Joseph S. DiMartino	None	None	$50,001-$100,000	None
Gordon J. Davis	None	None	None	None
David P. Feldman	None	$1-$10,000	None	None
Lynn Martin	None	None	$50,001-$100,000	None
Philip L. Toia	None	None	$10,001 - $50,000	None
Robin A. Melvin	None	None	None	None

Name of Board Member or Nominee	Dollar Range of Shares Held in Fund
	DUSTLTF	DUSTMMF	Aggregate Holding of Funds in The Dreyfus Family of Funds for Which Responsible as a Board Member

Joseph F. DiMartino	None	None	Over $100,000
Gordon J. Davis	None	None	Over $100,000
David P. Feldman	None	None	Over $100,000
Lynn Martin	None	None	$1-$10,000
Philip L. Toia	None	None	$1-$10,000
Robin A. Melvin	None	None	$50,001-$100,000

As of February 28, 2011, none of the current Board members or Nominees or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

PERTAINING TO THE BOARD OF EACH FUND

The number of Board meetings and, where applicable, committee meetings, held by each Fund during the Fund's last fiscal year are as follows:

Name of Fund	Number of Board Meetings	Number of Audit Committee Meetings	Number of Nominating Committee Meetings	Number of Compensation Committee Meetings	Number of Pricing Committee Meetings
DBUSMSF	5	2	1	1	1
DNJMBF	5	2	1	1	None
DPIF	5	2	1	1	None
DUSTITF	5	2	1	1	1
DUSTLTF	5	2	1	1	1
DUSTMMF	6	2	1	1	None

During each Fund's last fiscal year, each current Board member attended at least 75% of the aggregate of all of the meetings of the Board of each Fund (held during the period he or she was a Board member) and 75% of the meetings held by a committee of the Board of each Fund on which he or she served (during the period that he or she served).

COMPENSATION TABLE

Each Fund currently pays its Board members its allocated portion of an annual retainer of $50,000 and a fee of $6,000 per meeting (with a minimum $1,000 per meeting and per telephone meeting) attended for the Fund and the five other funds (comprised of 16 portfolios) in the Dreyfus Family of Funds.  The Chairman of the Board receives an additional 25% of such compensation.  Each Fund also reimburses each Board member for travel and out of pocket expenses in connection with attending Board or committee meetings.  Each Emeritus Board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Board member became Emeritus and a per meeting attended fee of one-half the amount paid to Board members.

The aggregate amount of compensation paid to each current Board member by each Fund for the Fund's last fiscal year, and by all the funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 2010 were as follows:

Name of Board Member	Aggregate Compensation From Each Fund *	Total Compensation From the Funds and Fund Complex (**)

Joseph S. DiMartino		$1,060,250 (175)
DBUSMSF	$1,906
DNJMBF	$13,824
DPIF	$10,663
DUSTITF	$2,948
DUSTLTF	$1,506
DUSTMMF	$25,135

Gordon J. Davis		$179,500 (45)
DBUSMSF	$1,530
DNJMBF	$11,085
DPIF	$8,426
DUSTITF	$2,373
DUSTLTF	$1,224
DUSTMMF	$19,960

David P. Feldman		$225,000 (48)
DBUSMSF	$1,530
DNJMBF	$11,085
DPIF	$8,426
DUSTITF	$2,373
DUSTLTF	$1,224
DUSTMMF	$19,960

Lynn Martin		$56,000 (15)
DBUSMSF	$1,148
DNJMBF	$8,314
DPIF	$6,320
DUSTITF	$1,784
DUSTLTF	$916
DUSTMMF	$15,069

Philip L. Toia		$128,500 (26)
DBUSMSF	$1,530
DNJMBF	$11,085
DPIF	$8,426
DUSTITF	$2,373
DUSTLTF	$1,224
DUSTMMF	$19,960

________________________
*
Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings, which in the aggregate amounted to $21,723.

**	Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Funds, for which the Board member served.

PERTAINING TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Set forth below for each Fund's last two fiscal years are the amounts Ernst & Young, the independent registered public accounting firm for the Funds, billed for (i) services rendered in connection with the annual audit of the Fund's financial statements ("Audit Fees"); (ii) assurance and services rendered that are reasonably related to the performance of the audit or review of the Fund's financial statements ("Audit-Related Fees"); (iii) professional services rendered for tax compliance, tax planning and tax advice, including primarily the review of each Fund's tax returns ("Tax Fees"); (iv) other products and services provided ("All Other Fees"); and (v) non-audit services provided to affiliates of Dreyfus ("Aggregate Non-Audit Fees").

Name of Fund	Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Aggregate Non-Audit Fees Paid by Service Affiliates*
DBUSMSF	2009	$40,961	$5,276	$3,638	$24	$24,975,296
	2010	$40,961	$5,382	$3,692	$28	$39,552,052

DNJMBF	2009	$38,832	$5,276	$3,638	$164	$24,975,296
	2010	$38,832	$5,382	$4,681	$207	$39,552,052

DPIF	2009	$269,964	$36,932	$24,697	$254	$24,975,296
	2010	$269,964	$60,820	$25,611	$667	$39,552,052

DUSTITF	2009	$26,682	$5,276	$3,638	$73	$24,975,296
	2010	$26,682	$5,382	$3,692	$43	$39,552,052

DUSTLTF	2009	$26,682	$5,276	$3,638	$34	$24,975,296
	2010	$26,682	$5,382	$4,203	$22	$39,552,052

DUSTMMF	2009	$36,326	$5,276	$3,638	$684	$24,975,296
	2010	$36,326	$5,382	$3,181	$367	$39,552,052

__________________
* For Service Affiliates (i.e., Dreyfus and any entity controlling, controlled by or under common control with Dreyfus that provides ongoing services to the Fund), such fees represent only those fees that require pre-approval by the audit committee.

Audit Committee Pre-Approval Policies and Procedures.  Each Fund's audit committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the independent registered public accounting firm's engagements for non-audit services to the Fund and Service Affiliates without specific case-by-case consideration.  Pre-approval considerations include whether the proposed services are compatible with maintaining the independent registered public accounting firm's independence.  The Policy and services covered therein are considered annually.  In addition, proposed services requiring pre-approval but not covered by the Policy are considered from time to time as necessary.

Independent Registered Public Accounting Firm's Independence.  Each Fund's audit committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which did not require pre-approval are compatible with maintaining the independent registered public accounting firm's independence.

*  *  *  *

Part II

Part II sets forth information relevant to the officers of each Fund.

Name (Age) Position with the Funds	Principal Occupation During Past 5 Years

BRADLEY J. SKAPYAK (52) President
Chief Operating Officer and a director of Dreyfus since June 2009.  From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of Dreyfus.  He is an officer of 76 investment companies (comprised of 169 portfolios) managed by Dreyfus.

PHILLIP N. MAISANO (63) Executive Vice President
Chief Investment Officer, Vice Chair and a director of Dreyfus, and an officer of 76 investment companies (comprised of 169 portfolios) managed by Dreyfus.  Mr. Maisano also is an officer and/or board member of certain other investment management subsidiaries of BNY Mellon, each of which is an affiliate of Dreyfus.  Prior to joining Dreyfus, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of Dreyfus, from August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

JAMES WINDELS (52) Treasurer	Director – Mutual Fund Accounting of Dreyfus, and an officer of 77 investment companies (comprised of 194 portfolios) managed by Dreyfus.

MICHAEL A. ROSENBERG (51) Vice President and Secretary	Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by Dreyfus.

KIESHA ASTWOOD (37) Vice President and Assistant Secretary	Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by Dreyfus.

JAMES BITETTO (44) Vice President and Assistant Secretary	Senior Counsel of BNY Mellon and Secretary of Dreyfus, and an officer of 77 investment companies (comprised of 194 portfolios) managed by Dreyfus.

JONI LACKS CHARATAN (55) Vice President and Assistant Secretary	Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by Dreyfus.

JOSEPH M. CHIOFFI (49) Vice President and Assistant Secretary	Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by Dreyfus.

KATHLEEN DENICHOLAS (36) Vice President and Assistant Secretary	Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by Dreyfus.

JANETTE E. FARRAGHER (48) Vice President and Assistant Secretary	Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by Dreyfus.

JOHN B. HAMMALIAN (47) Vice President and Assistant Secretary	Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by Dreyfus.

M. CRISTINA MEISER (40) Vice President and Assistant Secretary	Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by Dreyfus.

ROBERT R. MULLERY (59) Vice President and Assistant Secretary	Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by Dreyfus.

JEFF PRUSNOFSKY (45) Vice President and Assistant Secretary	Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by Dreyfus.

RICHARD S. CASSARO (52) Assistant Treasurer	Senior Accounting Manager – Money Market and Municipal Bond Funds of Dreyfus, and an officer of 77 investment companies (comprised of 194 portfolios) managed by Dreyfus.

GAVIN C. REILLY (42) Assistant Treasurer	Tax Manager of the Investment Accounting and Support Department of Dreyfus, and an officer of 77 investment companies (comprised of 194 portfolios) managed by Dreyfus.

ROBERT S. ROBOL (46) Assistant Treasurer	Senior Accounting Manager – Fixed Income Funds of Dreyfus, and an officer of 77 investment companies (comprised of 194 portfolios) managed by Dreyfus.

ROBERT SALVIOLO (43) Assistant Treasurer	Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 77 investment companies (comprised of 194 portfolios) managed by Dreyfus.

ROBERT SVAGNA (43) Assistant Treasurer	Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 77 investment companies (comprised of 194 portfolios) managed by Dreyfus.

NATALIA GRIBAS (41) Anti-Money Laundering Compliance Officer	Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 190 portfolios) managed by Dreyfus.

JOSEPH W. CONNOLLY (53) Chief Compliance Officer	Chief Compliance Officer of Dreyfus and The Dreyfus Family of Funds (77 investment companies, comprised of 194 portfolios).

The address of each officer of the Funds is 200 Park Avenue, New York, New York 10166.

*  *  *  *

Part III

Part III sets forth information regarding the beneficial ownership of Fund shares by Nominees, current Board members and officers of the Fund.  As of February 28, 2011, each Fund's current Board members and officers, as a group, owned less than 1% of the Fund's outstanding shares.

As of February 28, 2011, the following Nominees, current Board members and officers owned shares in the Funds as indicated below:

Name of Board Member, Nominee or Officer	Fund	Amount of Beneficial Ownership
James Bitetto	DGCF	606.276

Joseph S. DiMartino	DEAF	3,054.101
	DGCF	784.204

Janette Farragher	DGCF	969.557

David P. Feldman	DNJMBF	400.000

Lynn Martin	DGCF	8,940.284

Philip L. Toia	DDIF	2,123.439

*    *    *

EXHIBIT B
AUDIT COMMITTEE CHARTER

I.      Audit Committee Membership and Qualifications

The Audit Committee shall consist of at least three members appointed by the Fund's Board of Directors/Trustees (the "Board").  The Board may replace members of the Audit Committee for any reason.

No member of the Audit Committee shall be an "interested person" of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor shall any member receive any compensation from the Fund except compensation for service as a member of the Board or a committee of the Board.  Each member must otherwise be "independent" under the rules of the New York Stock Exchange (the "NYSE"), the NYSE American Stock Exchange (the "NYSE AMEX") and the rules adopted under Section 301 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley"), as applicable.

Each member of the Audit Committee must be able to read and understand financial statements (including the Fund's balance sheet, income statement and cash flow statement) and otherwise be financially literate, as determined by the Board in its business judgment, or must become financially literate within a reasonable time after appointment to the Audit Committee.  At least one member of the Audit Committee must have accounting or related financial management expertise, as determined by the Board in its business judgment.1  The Board also must annually determine whether any member of the Audit Committee is an "audit committee financial expert" ("ACFE"), within the meaning of the rules adopted and implemented under Section 407 of Sarbanes-Oxley.  If the Board has determined that a member of the Audit Committee is an ACFE, it may presume that such member has accounting or related financial management expertise.2

II.     Purposes of the Audit Committee

The purposes of the Audit Committee are to:

(a) oversee the accounting and financial reporting processes of the Fund and the audits of the Fund's financial statements;

(b) assist Board oversight of (i) the integrity of the Fund's financial statements, (ii) the Fund's compliance with legal and regulatory requirements, and (iii) the independent auditors' qualifications, independence and performance; and

(c) for NYSE- and NYSE AMEX-listed Funds, prepare an Audit Committee report as required by the Securities and Exchange Commission (the "SEC") to be included in the Fund's annual proxy statement.

___________________________
1
In addition, for NYSE AMEX-listed Funds, one member must be financially sophisticated, in that he or she has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the individual's financial sophistication, such as being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.  No member of the Audit Committee of a NYSE AMEX-listed Fund may be a NYSE AMEX employee or a NYSE AMEX member who is active on its trading floor.

2	For NYSE AMEX-listed Funds, the Board also may presume that an ACFE is "financially sophisticated."

III.    Role and Responsibilities of the Audit Committee

The function of the Audit Committee is oversight; it is Fund management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting and the independent auditors' responsibility to plan and carry out a proper audit.  Specifically, the Fund's management is responsible for (a) preparation, presentation and integrity of the Fund's financial statements, (b) maintenance of appropriate accounting and financial reporting principles and policies and (c) maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter.

Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Fund's financial statements by the Committee is not an audit, nor does the Committee's review substitute for the responsibilities of the Fund's management for preparing, or the independent auditors for auditing, the financial statements.  In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession.  As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

Each member of the Audit Committee shall be entitled to rely on the (i) integrity of those persons and organizations within and outside the Fund from which he or she receives information and (ii) accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board).  In addition, the evaluation of the Fund's financial statements by the Audit Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent auditors, nor does the Audit Committee's evaluation substitute for the responsibilities of the Fund's management for preparing, or the independent auditors for auditing the financial statements.

IV.   Duties and Responsibilities of the Audit Committee

To carry out its purposes, the Audit Committee shall have the following duties and responsibilities:

(a)           to have direct responsibility for the appointment, compensation, retention and oversight of the Fund's independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors;

(b)           to review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Fund and all non-audit services to be provided by the independent auditors to the Fund's investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an "Adviser Affiliate") that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

(c)           to establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for services described in (b) above;

(d)           to consider whether the independent auditors' provision of any non-audit services to the Fund, the Fund's investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors;

(e)           to meet with the Fund's independent auditors, including separate meetings as necessary, to:  (i) review the arrangements for and scope of the annual audit and any special audits; (ii) review with the independent auditors any problems or difficulties the auditors encountered in the course of the audit work, including any restrictions on their activities or access to requested information and any significant disagreements with Fund management; (iii) review all critical accounting policies and practices applied by the Fund in preparing its financial statements; (iv) discuss any accounting adjustments noted or proposed by the independent auditors that were "passed" as immaterial or otherwise; (v) any communications between the audit team and the independent auditing firm's national office respecting auditing or accounting issues presented by the engagement; (vi) review any material written communications between the independent auditors and the Fund, including any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Fund, report or recommendation on internal controls, schedule of unadjusted differences, engagement letter and independence letter; and (vii) review the form of independent auditors' report to the Board and Fund shareholders (for NYSE- and NYSE AMEX-listed Funds, the form of the auditors' report must be reviewed in advance of filing with the SEC);

(f)           to review (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Fund's selection or application of accounting principles, and major issues as to the adequacy of the Fund's internal controls and any special audit steps adopted in light of material control deficiencies; (ii) analyses prepared by Fund management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; and (iii) the effect of regulatory and accounting initiatives on the financial statements of the Fund;

(g)           to discuss: (i) the annual audited financial statements with management and the independent auditors, including management's discussion of Fund performance (NYSE- and NYSE AMEX-listed Funds); (ii) for NYSE-listed Funds, semi-annual financial statements and any quarterly financial statements; and (iii) for NYSE-listed Funds, the type and presentation of information to be included in any earnings press releases (paying particular attention to any use of "pro forma" or "adjusted" non-GAAP information), including any financial information and earnings guidance provided to analysts and rating agencies (which discussions may be general in nature, such as the types of information to be disclosed and the type of presentation to be made), provided that each earnings release or guidance need not be discussed in advance;

(h)           to at least annually, ensure receipt of a formal written statement from the independent auditors delineating all relationships between the independent auditors and the Fund, consistent with Independent Standards Board Standard 1, in order to evaluate the independent auditors' qualifications, performance and independence, including the review and evaluation of the lead partner of the independent auditors, so that the Audit Committee can actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors, taking into account the opinions of Fund management and to further consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm itself, and to present conclusions of the review to the Board;

(i)           to at least annually, obtain and review a report by the independent auditors describing:  (i) the independent auditing firm's internal quality-control procedures; and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues;

(j)           to set clear policies relating to the hiring by entities within the Fund's investment company complex3 of employees or former employees of the independent auditors, in compliance with the requirements of Sarbanes-Oxley;

(k)           to establish procedures for the receipt, retention, and treatment of complaints received by the Fund relating to accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Fund or the Fund's investment adviser, administrator, principal underwriter or any other provider of accounting related services for the Fund, of concerns regarding questionable accounting or auditing matters pertaining to the Fund;

(l)           to periodically meet separately with the Fund's management and with the independent auditors;

(m)           to discuss with management, in a general manner, but not as a committee to assume responsibility for, the Fund's processes with respect to risk assessment and risk management;

(n)           to report its activities regularly to the Board, including any issues that arise with respect to (i) the quality or integrity of the Fund's financial statements, (ii) the Fund's compliance with legal or regulatory requirements, or (iii) the performance and independence of the independent auditors (including the Audit Committee's conclusions with respect to IV (h) above), and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate;

(o)           to prepare and review with the Board an annual performance evaluation of the Audit Committee, conducted in such manner as the Committee deems appropriate, which evaluation must compare the performance of the Audit Committee with the requirements of this Charter; and

(p)           to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

____________________________
3
"Investment company complex" includes:  (1) The Dreyfus Corporation ("Dreyfus"), (2) any entity controlling, controlled by or under common control with Dreyfus, if the entity is an investment adviser or sponsor or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to any investment company, investment adviser or sponsor, and (3) any investment company, hedge fund or unregistered fund that has an investment adviser included in (1) or (2).

V.     Operations of the Audit Committee

The Audit Committee shall meet regularly, as frequently as circumstances dictate or as required by the NYSE or the NYSE AMEX (but no less frequently than annually), and is empowered to hold special meetings as circumstances require.  The Audit Committee may request that non-members attend a meeting of the Audit Committee or meet with any members of, or consultants to, the Audit Committee.  Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call, or similar communications equipment by means of which all persons participating in the meeting can hear each other, and may act by written consent to the extent permitted by law and the Fund's by-laws.

The Audit Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties.  The Fund shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to (a) the independent auditors for preparing or issuing an audit report or performing other audit, review or attest services for the Fund or (b) any advisers employed by the Audit Committee.  The Fund shall also provide appropriate funding for ordinary administrative expenses of the Audit Committee that are necessary and appropriate in carrying out its duties.

The Audit Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board.  The Board also shall review and approve this Charter at least annually.

The Audit Committee, in its discretion, may delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee, including the authority to pre-approve any audit or non-audit services to be performed for the Fund, the Fund's investment adviser or any Adviser Affiliate by the independent auditors, provided any such approvals are presented to the Audit Committee at its next scheduled meeting.

Each Fund shall comply with the NYSE or NYSE AMEX certification requirements, if applicable.

Amended and Restated:  June 2010

EXHIBIT C

NOMINATING COMMITTEE CHARTER AND PROCEDURES

ORGANIZATION

The Nominating Committee (the "Committee") of each fund in the Dreyfus Family of Funds (each, the "Fund") shall be composed solely of Directors/Trustees ("Directors") who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Directors").  The Board of Directors of the Fund (the "Board") shall select the members of the Committee and shall designate the Chairperson of the Committee.

RESPONSIBILITIES

The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

EVALUATION OF POTENTIAL NOMINEES

The Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties.  In evaluating potential Director nominees (including any nominees recommended by shareholders as provided below) in light of this standard, and to address certain legal and other requirements and considerations associated with composition of the Board, the Committee shall consider, among other factors it may deem relevant:

•	the character and integrity of the person;

•	whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;

•	whether or not the person has any relationships that might impair his or her service on the Board;

•	whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;

•	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund; and

•
the educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.

In addition, the Committee may consider whether a potential nominee's professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board's membership and collective attributes.  Such considerations will vary based on the Board's existing membership and other factors, such as the strength of a potential nominee's overall qualifications relative to diversity considerations.

While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund shareholders.  The Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166.  A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above.  Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

NOMINATION OF DIRECTORS

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

REVIEW OF CHARTER AND PROCEDURES

The Committee shall review the charter and procedures from time to time, as it considers appropriate.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of Special Joint Meeting of Shareholders is available at www.proxyvote.com.

_______________________________________________

Dreyfus BASIC U.S. Mortgage Securities Fund
Dreyfus New Jersey Municipal Bond Fund, Inc.
Dreyfus Premier Investment Funds, Inc.*
Dreyfus U.S. Treasury Intermediate Term Fund
Dreyfus U.S. Treasury Long Term Fund
Dreyfus 100% U.S. Treasury Money Market Fund
Special Joint Meeting of Shareholders to be held on May 31, 2011
____________________________________________

The undersigned shareholder(s) of [NAME OF FUND] (the "Fund") hereby appoint(s) Kathleen DeNicholas and Michael A. Rosenberg, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on March 17, 2011, at a Special Joint Meeting of Shareholders to be held at The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, at 10:30 a.m., on May 31, 2011 and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the proxy statement for the meeting.

Please mark boxes in blue or black ink.

1.      Election of Board Members:

For all Nominees /_/	Withhold Authority /_/	Withhold Authority /_/
	only for those Nominee(s)	for all Nominees
whose name(s) I have written
Below

Nominees for Election are: Joseph S. DiMartino, Philip L. Toia and Robin A. Melvin.

________________________________________________________________

2.      In their discretion, to vote on such other matters as may properly come before the meeting and any adjournment(s) thereof.

__________________________
*	Dreyfus Premier Investment Funds, Inc. is a "series" investment company comprised of separate portfolios. For a list of the Fund's series, see Schedule 1 to this proxy statement. Shareholders of each series of the Fund will vote as a single class on the proposal to elect Board members for the Fund.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY  11735

THREE EASY WAYS TO VOTE YOUR PROXY

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1)  Read the proxy statement and have the proxy card below at hand.
2)  Call 1-800-690-6903.
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If you are NOT voting by Telephone or Internet, Please
Sign, Date and Return the Proxy Card
Promptly Using the Enclosed Envelope.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR
THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each shareholder is requested to sign, but only one signature is required.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the accompanying Notice of Special Joint Meeting of Shareholders and proxy statement is acknowledged.

Dated: __________, 2011

_________________________
Signature(s)

_________________________
Signature(s)